UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20475 State Highway 249, Suite 300

Houston, TX 77070

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Fifth Amendment to Term Loan Credit Agreement

On December 30, 2021, the Company executed a Fifth Amendment (the “Fifth Amendment”), to Credit Agreement, dated as of October 1, 2018 (the “Term Credit Loan Agreement”), by and among the Company, Sidewinder (formerly named ICD Operating LLC), the Lenders party thereto and U.S. National Bank Association, as Agent. The Fifth Amendment amends the Term Loan Credit Agreement to permit the Company, at its option subject to required prior notice, to elect to pay accrued and unpaid interest due January 3, 2022, in kind (the “PIK Amount”). The payment-in-kind is in lieu of exercising a drawdown under the Accordion under the Term Loan Credit Agreement, thus, the amount of the Term Loan Accordion commitment will be reduced by the amount of the PIK Amount. On December 31, 2021, the Company elected to pay the January 3, 2022 interest payment-in-kind.

The foregoing summary of the Fifth Amendment is qualified by reference to such agreement, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2021, upon approval by the Compensation Committee of the Board of Directors, the Company reinstated pre-Covid salaries and annual adjustments to salaries for the Company’s executive officers effective for 2022. The following summarizes annual salaries in effect as of January 1, 2022 for the Company’s executive officers:

J. Anthony Gallegos, Jr., President & Chief Executive Officer: $480,000

Philip A. Choyce, Executive Vice President & Chief Financial Officer: $385,000

Philip A. Dalrymple, Senior Vice President – Operations: $275,000

Scott A. Keller, Senior Vice President – Business Development: $300,000

Katherine Kokenes, Vice President & Chief Accounting Officer: $210,000

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Fifth Amendment to Term Loan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: January 3, 2022	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary